UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2021

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As publicly disclosed by AMP Limited (“AMP”), the previously announced 30-day exclusivity period in the Heads of Agreement between Ares Management Corporation (“Ares”) and AMP has expired. Although Ares and AMP continue discussions on a potential transaction involving AMP’s private markets business, any potential transaction would be subject to a variety of conditions and structural considerations and Ares continues to conduct its due diligence. There is no certainty that a transaction will proceed, or the terms, size and structure on which it would proceed. Any transaction could materially differ with respect to size, structure or other material terms in the Heads of Agreement as previously disclosed.

By furnishing the information in this Item 8.01, Ares is making no admission as to the materiality of such information.

Forward-Looking Statements

This current report on 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the Company’s use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: March 29, 2021

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary

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